UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2007
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona 85705
(Address of principal executive offices) (Zip Code)

520-292-0266
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events
9.01	Financial Statements and Exhibits

2.

SECTION 8 – Other Events

Item 8.01 Other Events

Nord Resources Corporation (“Nord”) has issued a news release announcing that Nord has delivered a Notice of Termination to Platinum Diversified Mining, Inc. (“Platinum”) respecting the proposed acquisition of Nord by Platinum in the all-cash merger transaction (the “Merger”).

In the Notice of Termination and pursuant to the terms of the Merger Agreement, Nord has made a demand of Platinum to pay Nord a termination fee of $2,000,000 no later than the close of business on Tuesday, February 20, 2007. In addition, Nord has reserved all of its rights to pursue Platinum for damages.

The delivery of the Notice of Termination follows a request by Platinum to re-negotiate the Merger consideration.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	News release dated February 15, 2007*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By:
DATE:	February 16, 2007		/s/ John Perry
John Perry
Chief Financial Officer

3.